EXECUTION VERSION

INCREMENTAL ASSUMPTION AGREEMENT
AND AMENDMENT NO. 2
INCREMENTAL ASSUMPTION AGREEMENT AND AMENDMENT NO. 2 (this “Agreement”) dated as of May 4, 2015 relating to the First Lien Credit Agreement dated as of March 22, 2013 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) among MCGRAW-HILL GLOBAL EDUCATION HOLDINGS, LLC (the “Borrower”), MCGRAW-HILL GLOBAL EDUCATION INTERMEDIATE HOLDINGS, LLC (“Holdings”), the Lenders party thereto from time to time and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, the Borrower intends to make a voluntary prepayment of the Term B Loans with cash on hand in an aggregate amount of $ 325,937.50, together with accrued interest thereon, in accordance with Section 2.11(a) of the Credit Agreement on the 2015 Refinancing Effective Date (as defined below);
WHEREAS, the Borrower has requested a Refinancing Term Loan in an aggregate principal amount of $679,000,000 (the “Term B Loan Refinancing”) pursuant to Section 2.21(j) of the Credit Agreement, the Net Proceeds of which plus cash on hand will be used to make a voluntary prepayment in full of the balance of the aggregate principal amount of the Term B Loans outstanding on the 2015 Refinancing Effective Date (as defined below), together with accrued interest thereon (such amounts collectively, together with the amounts referred to in the prior WHEREAS clause, the “Term B Loan Repayment Amount”); and
WHEREAS, the institution listed on Schedule I hereto (the “Refinancing Term Lender”) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the amount of the Term B Loan Refinancing set forth opposite its name under the heading “Refinancing Term Loan Commitment” on Schedule I hereto (the “Refinancing Term Loan Commitment”).
NOW, THEREFORE, the parties hereto therefore agree as follows:
SECTION 1.Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby.
SECTION 2.Term B Loan Refinancing.
(a)Subject to the terms and conditions set forth herein, the Refinancing Term Lender agrees to make a Refinancing Term Loan to the Borrower on the 2015 Refinancing Effective Date in a principal amount not to exceed its Refinancing Term

Loan Commitment. Unless previously terminated, the Refinancing Term Loan Commitment shall terminate at 5:00 p.m., New York City time, on the 2015 Refinancing Effective Date.
(b)With effect from the 2015 Refinancing Effective Date, the Refinancing Term Loan shall be a “Term B Loan” and the Refinancing Term Lender shall be a Lender with an outstanding Term B Loan.
(c)Except as set forth in Section 3 hereof, the Refinancing Term Loans shall have the same terms as the Term B Loans.
SECTION 3.Amendments to Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
“2015 Incremental Assumption Agreement” means the Incremental Assumption Agreement and Amendment No. 2, dated as of May 4, 2015 among the Borrower, Holdings, the Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.
“2015 Refinancing Effective Date” means the first date when each of the conditions under Section 5 of the 2015 Incremental Assumption Agreement have been met.
and by deleting in their entirety the definitions of “2014 Incremental Assumption Agreement” and “2014 Refinancing Effective Date”.
(b)    Clause (i) of the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(i) with respect to any Term B Loan, 3.75% per annum in the case of any Eurocurrency Loan and 2.75% per annum in the case of any ABR Loan,

(c)    The following definitions are hereby amended and restated in their entirety to read as follows:
“Term B Loan Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Term B Loans hereunder as of the 2015 Refinancing Effective Date. The amount of each Lender’s Term B Loan Commitment as of the 2015 Refinancing Effective Date is set forth on Schedule I to the 2015 Incremental Assumption Agreement. The aggregate amount of the Term B Loan Commitments as of the 2015 Refinancing Effective Date is $679,000,000.

“Term B Loan” shall mean (a) the term loans made by the Lenders to the Borrower pursuant to Section 2.01(a) and the 2015 Incremental Assumption Agreement, and (b) any Incremental Term Loans in the form of Term B Loans made by the Incremental Term Lenders to the Borrower pursuant to Section 2.01(c).
(d)    Section 2.10(a)(i)(A) of the Credit Agreement is hereby as amended and restated in its entirety as follows:
(A) in the case of quarterly payments due prior to the applicable Term Facility Maturity Date, an amount equal to 0.25% of the aggregate principal amount of Term B Loans outstanding immediately after the 2015 Refinancing Effective Date, and
(e)    Section 2.17 of the Credit Agreement is hereby amended by adding a new clause (k) thereto as follows:
(k)    Solely for purposes of determining whether withholding Taxes are required to be imposed under FATCA, from and after the 2015 Refinancing Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Term B Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(f)    Section 2.12(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(d)    In the event that, on or prior to the date that is six months after the 2015 Refinancing Effective Date, the Borrower shall (x) make a prepayment of the Term B Loans pursuant to Section 2.11(a) (or assignment in lieu thereof pursuant to Section 9.04(h)) with the proceeds of any new or replacement tranche of long-term secured term loans that are broadly syndicated to banks and other institutional investors in financings similar to the Term Loans and have an All-in Yield that is less than the All-in Yield of such Term B Loans or (y) effect any amendment to this Agreement which reduces the All-in Yield of the Term B Loans (or any mandatory assignment under Section 2.19(c) shall have been made in connection therewith) (other than, in the case of each of clauses (x) and (y), in connection with a Qualified IPO, a Change of Control or a transformative acquisition referred to in the last sentence of this paragraph), the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (A) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term Loans so prepaid and (B) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term Loans for which the All-In Yield has been reduced pursuant to such amendment.  Such amounts shall be due and payable on the date of such prepayment or the effective date of such amendment, as the case may be.  For purposes of this Section 2.12(d), a transformative acquisition is any acquisition by the Borrower or any Subsidiary that is (i) not permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition or (ii) if permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition, would not provide the Borrower and its Subsidiaries with adequate flexibility under the Loan Documents for the continuation and/or expansion of their combined operations following such consummation, as determined by the Borrower in good faith.

SECTION 4.Representations of the Borrower. The Borrower represents and warrants that:
(a)    the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the 2015 Refinancing Effective Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and
(b)    no Event of Default or Default was continuing on and as of the 2015 Refinancing Effective Date after giving effect hereto and to the extension of credit requested to be made on the 2015 Refinancing Effective Date.
SECTION 5.Conditions. This Agreement shall become effective as of the first date (the “2015 Refinancing Effective Date”) when each of the following conditions shall have been satisfied:
(a)    the Administrative Agent (or its counsel) shall have received from each Loan Party, the Refinancing Term Lender and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;
(b)    the Administrative Agent shall have received any required notice of borrowing of Refinancing Term Loans pursuant to Section 2.03 of the Credit Agreement; provided, that such notice of borrowing shall be delivered in accordance the time periods specified in Section 2.03 of the Credit Agreement or such shorter period as the Administrative Agent may agree;

(c)    the representations and warranties set forth in Section 4 above shall be true and correct as of the date hereof;
(d)    the Administrative Agent shall have received a certificate, dated the 2015 Refinancing Effective Date and executed by a Responsible Officer of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 4 above;
(e)    the Administrative Agent shall have received, on behalf of itself and the Refinancing Term Lender, a favorable written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel for the Loan Parties (i) dated the date hereof, (ii) addressed to the Administrative Agent and the Refinancing Term Lender and (iii) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Agreement as the Administrative Agent shall reasonably request;
(f)    the Administrative Agent shall have received customary closing certificates and documentation consistent with those delivered on the 2014 Refinancing Effective Date and such additional customary documents and filings as the Administrative Agent may reasonably require to assure that the Refinancing Term Loans contemplated hereby are secured by the Collateral ratably with the existing Revolving Facility Loans;
(g)    the payment of the Term B Loan Repayment Amount by the Borrower to the Administrative Agent for the accounts of the existing Term B Lenders, as a voluntary prepayment in full of the Term B Loans outstanding on the 2015 Refinancing Effective Date, shall occur simultaneously with the Borrowing of such Refinancing Term Loans; and
(h)    any fees and reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) owing by the Borrower to the Administrative Agent and invoiced prior to the date hereof shall have been paid in full.
SECTION 6.Waivers. Solely in connection with the borrowing of the Refinancing Term Loans on the 2015 Refinancing Effective Date and the voluntary prepayment in full of the Term B Loans with the proceeds thereof and cash on hand in connection therewith, the Administrative Agent and each of the Lenders party hereto hereby waive (a) any required notice of prepayment of Term B Loans pursuant to Section 2.10(d) of the Credit Agreement, (b) any request for the Term B Loan Refinancing pursuant to Section 2.21(j) of the Credit Agreement and (c) any required notice of borrowing of Refinancing Term Loans pursuant to Section 2.03 of the Credit Agreement.
SECTION 7.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 8.Confirmation of Guaranties and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the Refinancing Term Loans)

and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (y) constitute Loan Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Loan Obligations as increased hereby.
SECTION 9.Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed original.
SECTION 10.Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
MCGRAW-HILL GLOBAL EDUCATION INTERMEDIATE HOLDINGS, LLC

By:	/s/ David Kraut Name: David Kraut Title: Vice President
MCGRAW-HILL GLOBAL EDUCATION HOLDINGS, LLC

By:	/s/ David Kraut Name: David Kraut Title: Vice President
MCGRAW-HILL GLOBAL EDUCATION, LLC

By:	/s/ David Kraut Name: David Kraut Title: Vice President
MCGRAW-HILL INTERNATIONAL ENTERPRISES LLC

By:	/s/ David Kraut Name: David Kraut Title: Vice President
TEGRITY, INC.

By:	/s/ David Kraut Name: David Kraut Title: Vice President

[Signature Page to Incremental Assumption Agreement]

MCGRAW-HILL INTERAMERICANA, INC.

By:	/s/ David Kraut Name: David Kraut Title: Vice President
MCGRAW-HILL EDUCATION PUBLICATIONS OVERSEAS LLC

By:	/s/ David Kraut Name: David Kraut Title: Vice President
MCGRAW-HILL EDUCATION VENTURES LLC

By:	/s/ David Kraut Name: David Kraut Title: Vice President
MCGRAW-HILL GLOBAL EDUCATION MEXICO HOLDINGS, LLC

By:	/s/ David Kraut Name: David Kraut Title: Vice President
MCGRAW-HILL GLOBAL EDUCATION FINANCE, INC.

By:	/s/ David Kraut Name: David Kraut Title: Vice President

[Signature Page to Incremental Assumption Agreement]

ALEKS HOLDCO, LLC

By: McGraw-Hill Global Education Holdings, LLC,
as Sole Member

By: /s/ David Kraut
Name: David Kraut
Title: Vice President

ALEKS CORPORATION

By:	/s/ David Stafford Name: David Stafford Title: Senior Vice President

[Signature Page to Incremental Assumption Agreement]

ADMINISTRATIVE AGENT
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Robert Hetu Name: Robert Hetu Title: Authorized Signatory

By:	/s/ Lingzi Huang Name: Lingzi Huang Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Refinancing Term Lender

By:	/s/ Robert Hetu Name: Robert Hetu Title: Authorized Signatory

By:	/s/ Lingzi Huang Name: Lingzi Huang Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Schedule I
REFINANCING TERM LOAN COMMITMENTS

Refinancing Term Lender	Refinancing Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$679,000,000
Total	$679,000,000

[Signature Page to Incremental Assumption Agreement]